UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2013

MYREXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34275	26-3996918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Chipeta Way Salt Lake City, UT		84108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 214-7800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

(a) On February 4, 2013, Myrexis, Inc. (the “Company”) was notified by its independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), that upon completion of Ernst & Young’s review of the Company’s unaudited interim condensed consolidated financial statements as of December 31, 2012 and for the three and six month periods ended December 31, 2012 and 2011, Ernst & Young will resign as the Company’s independent registered public accounting firm.  Such review was completed on February 8, 2013.

The reports of Ernst & Young on the Company’s consolidated financial statements for the past two fiscal years ended June 30, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended June 30, 2012 and 2011, and in the subsequent interim period through February 8, 2013, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report.

There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K that occurred during the Company's fiscal years ended June 30, 2012 and 2011 or during the subsequent interim period through February 8, 2013.

The Company has requested Ernst & Young to furnish it a letter addressed to the SEC stating whether it agrees with the above statements.  A copy of that letter, dated February 8, 2013, is filed as Exhibit 16.1 to this Form 8-K.

The Company’s sole director has accepted the resignation of Ernst & Young to be effective upon completion of Ernst & Young’s review of the Company’s unaudited interim condensed consolidated financial statements as of December 31, 2012 and for the three and six month periods ended December 31, 2012 and 2011.   Such review was completed on February 8, 2013.

(b) On February 8, 2013, the Company engaged EisnerAmper LLP (“EisnerAmper”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2013.  The appointment of EisnerAmper was approved by the sole director of the Company.

During the fiscal years ended June 30, 2012 and 2011 and through the interim period preceding the engagement of EisnerAmper, the Company (a) has not engaged EisnerAmper as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant was expected to express reliance in its report; and (b) has not consulted with EisnerAmper regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by EisnerAmper concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated February 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2013	MYREXIS, INC.

	By:	/s/ Jonathan M. Couchman
		Name:	Jonathan M. Couchman
		Title:	Chairman, President and Chief Executive Officer